                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported):
                        August 25, 2003 (August 22, 2003)
                        ---------------------------------

                          Universal Display Corporation
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

       Pennsylvania                     1-12031                  23-2372688
   --------------------          ---------------------           ----------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

                    375 Phillips Boulevard
                           Ewing, NJ                               08618
--------------------------------------------------------     -------------------
            (Address of Principal Executive Offices)             (Zip Code)




       Registrant's telephone number, including area code: (609) 671-0980
                                                           ---------------



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Item 5.      Other Events

         On August 22, 2003, Universal Display Corporation. (the "Company") entered into a placement agent agreement with SG Cowen Securities Corporation (the "Placement Agent") in connection with the public offering (the "Offering") of 2,012,500 shares of the Company's common stock, $0.01 par value (the "Common Stock"), at a purchase price of $8.00 per share. The Offering is registered under the Securities Act of 1933, as amended (the "Securities Act") on the Company's Registration Statement on Form S-3 (Commission File No. 333-88950). In connection with the Offering, the Company issued to the Placement Agent a warrant to purchase 50,313 shares of the Common Stock at an exercise price of $8.00 per share.

         Such placement agent agreement and the form of warrant are filed herewith as Exhibits 99.1 and 99.2, respectively.

         The Company's prospectus supplement relating to the Offering, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act, contains the following disclosure (the term "our" refers to the Company):

         Certain outstanding warrants to purchase shares of our common stock contain "weighted average" anti-dilution protection, pursuant to which the exercise price of the warrants is reduced upon our issuance of shares of common stock at a purchase price per share less than the applicable per share exercise price of each respective warrant and, is some cases, the number of shares issuable upon the exercise of the warrant is increased. The following table contains certain information regarding these warrants and the adjustments to the exercise price and, where applicable, the number of shares issuable upon exercise:

     Number of Shares
        Issuable                                                                      Number of Shares Issuable
    Upon Exercise of                           Original     Current Exercise Price   Upon Exercise of Warrant
        Warrant               Date of          Exercise        following this            following this
  at Date of Issuance         Issuance           Price            Offering                   Offering
        -------            -------------      -------          --------------        --------------------------
        429,492            Aug. 22, 2001       $15.24            $13.75(1)                   429,492
        314,960            Aug. 22, 2001      $9.9225            $9.52(1)                    314,960
        186,114            Aug. 22, 2001       $15.24            $12.46(1)                   186,114
        150,000            Sep. 29, 2000       $21.60          $17.84(1)(2)               181,605(1)(2)
        165,969             May 23, 2000       $10.00           $9.50(1)(2)               174,687(1)(2)
         90,000            Apr. 18, 2000       $16.75          $14.30(1)(2)               105,388(1)(2)
        200,000            Feb. 17, 2000       $14.12          $12.39(1)(2)               227,988(1)(2)

-----------
(1) Shows adjustments relating to the following: (i) the sale of 2,012,500 shares of common stock in this offering at a purchase price per share of $8.00; (ii) the sale of 383,452 shares of common stock in an offering consummated on September 27, 2002 at a purchase price per share of $5.41; and (iii) the sale of 1,277,014 shares of common stock in an offering consummated on August 8, 2002 at a purchase price per share of $5.09.

(2) Shows adjustments relating to various offerings and issuances of common stock and securities convertible into common stock after the date of issuance of the warrant at prices below the exercise price of the warrant at the time of such issuance.

         The issuance of the shares issuable upon exercise of any of our warrants in the future could reduce the market price of our common stock.





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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (c) Exhibits.

Exhibit Number                           Exhibit Title
--------------                           -------------

99.1 Placement Agent Agreement, dated August 22, 2003, between the Company and the Placement Agent.
99.2                     Form of Warrant Agreement.






















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UNIVERSAL DISPLAY CORPORATION


                                  By: /s/  Sidney D. Rosenblatt
                                     ----------------------------------------
                                     Sidney D. Rosenblatt
                                     Executive Vice President, Chief Financial
                                     Officer, Treasurer and Secretary




Dated: August 25, 2003




















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                                  EXHIBIT INDEX


Exhibit Number                           Exhibit Title
--------------                           -------------

99.1 Placement Agent Agreement, dated August 22, 2003, between the Company and the Placement Agent.
99.2                     Form of Warrant Agreement.

























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